EXHIBIT 1.2

                            UNDERWRITING AGREEMENT
                            (Preferred Securities)
                                                              __________, 199_

Comcast Cable Communications, Inc.
1105 North Market Street
Wilmington, Delaware 19801

Dear Sirs:

               We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Comcast Cable Trust [_] (the "Issuer Trust"), a statutory business trust created under the Delaware Business Trust Act, proposes to issue and sell [number and title of securities] Guaranteed Trust Preferred Securities (the "Firm Preferred Securities"). [The Issuer Trust also proposes to issue and sell to the several Underwriters not more than an additional [
] Guaranteed Trust Preferred Securities (the "Additional Preferred Securities") if and to the extent that we, as Manager of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Preferred Securities granted to the Underwriters herein.] The Firm Preferred Securities [and the Additional Preferred Securities] are hereinafter collectively referred to as the "Offered Preferred Securities."

               It is understood that substantially contemporaneously with the closing of the sale of the Offered Preferred Securities to the Underwriters contemplated hereby, (i) the Issuer Trust, its trustees (the "Issuer Trustees") and Comcast Cable Communications, Inc. (the "Company") shall enter into an Amended and Restated Trust Agreement in substantially the form of the Form of the Amended and Restated Trust Agreement attached as Exhibit 4.[_] to the Registration Statement referred to below (the "Trust Agreement"), pursuant to which the Issuer Trust shall (x) issue and sell the Offered Preferred Securities to the Underwriters pursuant hereto and (y) issue [___] shares of its Common Securities (the "Common Securities" and, together with the Offered Preferred Securities, the "Trust Securities") to the Company, in each case with such rights and obligations as shall be set forth in such Trust Agreement, (ii) the Company and [___], as Trustee, acting pursuant to a Junior Subordinated Debt Indenture dated as of [___], 1998 shall provide for the issuance of $[___] principal amount of the Company's [__]% Junior Subordinated Deferrable Interest Debentures due [____] (the "Junior Subordinated Debentures"), (iii) the Company shall sell such Junior Subordinated Debentures to the Issuer Trust and the Issuer Trust shall purchase such Junior Subordinated Debentures with proceeds of the sale of the Offered Preferred Securities to the Underwriters contemplated hereby and of the Common Securities to the Company and (iv) the Company and [____], as Guarantee Trustee, shall enter into a Guarantee Agreement in substantially the form of the Form of the Guarantee Agreement attached as Exhibit 4.14 of the Registration Statement referred to below (the "Guarantee") for the benefit of holders from time to time of the Offered Preferred Securities.

               Subject to the terms and conditions set forth or incorporated by reference herein, the Issuer Trust hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate number of Firm Preferred Securities set forth below opposite their names at a purchase price of $[____] per Firm Preferred Security, (the "Purchase Price"), provided, that the Company shall pay to the Underwriters' compensation equal to $[____] per Firm Preferred Security:

                                                             Number of
                                                     Firm Preferred Securities
Underwriter                                             To Be Purchased



[Insert syndicate list]


                                                             _________________
Total..........................................
                                                             =================

               [Subject to the terms and conditions set forth or incorporated by reference herein, the Issuer Trust hereby agrees to sell to the Underwriters the Additional Preferred Securities and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to [
            ] Additional Preferred Securities at the Purchase Price plus
accrued dividends, if any, from [                        ] to the date of
payment and delivery, provided, that the Company shall pay to the Underwriters' compensation equal to $[____] per Additional Preferred Security. Additional Preferred Securities may be purchased as provided herein solely for the purpose of covering over-allotments made in connection with the offering of the Firm Preferred Securities. If any Additional Preferred Securities are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Preferred Securities (subject to such adjustments to eliminate fractional Additional Preferred Securities as you may determine) that bears the same proportion to the total number of Additional Preferred Securities to be purchased as the number of Firm Preferred Securities set forth above opposite the name of such Underwriter bears to the total number of Firm Preferred Securities.]

               The Underwriters will pay for the Firm Preferred Securities upon delivery thereof at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 10:00 a.m. (New York time) on [_____], 199_, or at such other time, not later than 5:00 p.m. (New York time) on [______], 199_, as shall be designated by us. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

               [Payment for any Additional Preferred Securities shall be made to the Issuer Trust in immediately available funds at the offices referred to above on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to) shall be designated in a written notice from us to the Company of our determination, on behalf of the Underwriters, to purchase a number, specified in said notice, of Additional Preferred Securities, or on such other date, in any event not later than [
                       ], as shall be designated in writing by us. The time and date of such payment are hereinafter referred to as the "Option Closing Date." The notice of the determination to exercise the option to purchase Additional Preferred Securities and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement.

               The several obligations of the Underwriters to purchase Additional Preferred Securities hereunder are subject to the delivery to us on the Option Closing Date of such documents as we may reasonably request with respect to the good standing of the Company, the due authorization and issuance of Additional Preferred Securities and other matters related to the issuance of the Additional Preferred Securities.]

               The Offered Securities shall have the terms set forth in the
Prospectus dated           , 1998, and the Prospectus Supplement dated
[______], 199_, including the following:

Terms of Offered Preferred Securities

         Designation of the Series of Capital Securities:

         Issuer of Offered Preferred Securities:   Comcast Cable Trust [__]

         Aggregate Number of Capital Securities:

         Price to Public:

         Purchase Price:

         Underwriters' Compensation per Capital Security:

         Closing Date:

         Form:

         Other Terms:

               Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

               Except as set forth below, all provisions contained in the document entitled Underwriting Agreement Standard Provisions dated [____], 1998 relating to the Preferred Securities of Comcast Cable Trust I, Comcast Cable Trust II and Comcast Cable Trust III (fully and unconditionally guaranteed to the extent described therein by Comcast Cable Communications, Inc. (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that if any term defined in such document is otherwise defined herein, the definition set forth herein shall control.

               Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.


                                   Very truly yours,


                                   [Name of Lead Managers]

                                   On behalf of themselves and the other
                                   Underwriters named herein


                                   By [________]


                                   By:_______________________________________
                                      Name:
                                      Title:



Accepted:

COMCAST CABLE
   COMMUNICATIONS, INC.


By:__________________________________
   Name:
   Title:


COMCAST CABLE TRUST [      ]
By: Comcast Cable Communications, Inc.,
    as Sponsor

By:__________________________________
   Name:
   Title:



                      COMCAST CABLE COMMUNICATIONS, INC.

                             COMCAST CABLE TRUST I
                            COMCAST CABLE TRUST II
                            COMCAST CABLE TRUST III

                             PREFERRED SECURITIES
  (Fully and unconditionally guaranteed, to the extent described herein, by
                      Comcast Cable Communications, Inc.)


                            UNDERWRITING AGREEMENT

                              STANDARD PROVISIONS

                                  [_________], 1998


               From time to time, Comcast Cable Communications, Inc., a Delaware corporation (the "Company"), may, together with any one of Comcast Cable Trust I, Comcast Cable Trust II, Comcast Cable Trust III (each an "Issuer Trust," and collectively the "Issuer Trusts"), enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

               The Company proposes from time to time to cause one or more of the Issuer Trusts to issue its guaranteed trust preferred securities ("Preferred Securities") guaranteed by the Company to the extent described in the Prospectus (as defined below) with respect to distributions and amounts payable upon liquidation or redemption pursuant to a Preferred Securities Guarantee Agreement to be dated as of a date specified in the Underwriting Agreement executed and delivered by the Company and [_______], as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Preferred Securities (the "Guarantee").

               If the Company proposes to issue Preferred Securities, the specified Issuer Trust will use the proceeds from the sale of the Preferred Securities and the sale of Common Securities (as defined below) to purchase from the Company an aggregate principal amount of its Junior Subordinated Deferrable Interest Debentures (the "Junior Subordinated Debentures") equal to the aggregate liquidation amount of the Preferred Securities and Common Securities issued by such Issuer Trust. The Junior Subordinated Debentures will be issued under a Junior Subordinated Indenture to be dated as of [____], 1998 between the Company and [_________], as trustee (the "Debt Securities Trustee") (as amended and supplemented from time to time the "Subordinated Debt Indenture"). With respect to any issuance of Preferred Securities by an Issuer Trustee, the Company will also be the holder of one hundred percent of the common securities representing undivided beneficial interests in the assets of the specified Issuer Trust (the "Common Securities" and together with the Preferred Securities, the "Trust Securities"). Each Issuer Trust will have been created under Delaware law pursuant to the filing of a Certificate of Trust (each, a "Certificate of Trust") with the Secretary of State of the State of Delaware, and will be governed by an Amended and Restated Trust Agreement (each, a "Trust Agreement") among the Company, as depositor,[________], as Institutional Trustee (the "Institutional Trustee"), [__________], as Delaware Trustee (the "Delaware Trustee") (collectively, the "Issuer Trustees"), and two individuals who will be selected by the holders of the Common Securities and the holders from time to time of the Trust Securities. The Company, as holder of the Common Securities of each Issuer Trust, has appointed the Issuer Trustees and two individuals who are employees or officers of or affiliated with the Company to act as administrators with respect to the Issuer Trust (the "Administrators"). [_________], as Institutional Trustee, will act as Indenture Trustee for the purposes of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

               The Company and the Issuer Trusts have filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus relating to the Debt Securities, the Preferred Securities and the Guarantee (collectively, the "Securities") and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the
"Prospectus Supplement") pursuant to Rule 424 under the Securities Act of
1933, as amended (the "Securities Act"), specifically relating to the Securities offered pursuant to this Agreement ("Offered Preferred Securities" and the "Offered Guarantee" and, together, the "Offered Securities"). The term Registration Statement means the registration statement as amended to the date of this Agreement. The term Basic Prospectus means the prospectus included in the Registration Statement. The term Prospectus means the Basic Prospectus together with the Prospectus Supplement. The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement", "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               The term "Contract Securities" means the Offered Securities, if any, to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than Contract Securities.

               1. Representations and Warranties. Each of the specified Issuer Trust and the Company jointly and severally represents and warrants to each of the Underwriters as of the date of the Underwriting Agreement:

                            (a)  The Registration Statement has become
              effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                            (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
              (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information concerning any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein or (B) to those parts of the Registration Statement that constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of the trustees referred to in the Registration Statement.

                            (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

                            (d)  Each subsidiary of the Company has been
              duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

                            (e) The Issuer Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, is a "grantor trust" for Federal income tax purposes, has the power and authority to conduct its business as presently conducted and as described in the Prospectus and is not required to be authorized to do business in any other jurisdiction.

                            (f) This Agreement has been duly authorized, executed and delivered by each of the Issuer Trust and the Company.

                            (g) The Subordinated Debt Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                            (h)  The Junior Subordinated Debentures have
              been duly authorized and, when executed and authenticated in accordance with the provisions of the Subordinated Debt Indenture, and delivered to and paid for as described in the Prospectus in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of Contract Securities, will be entitled to the benefits of the Subordinated Indenture, and will be valid and legally binding obligations of the Company, in each case enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                            (i)  The Delayed Delivery Contracts, if any,
              have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                            (j) The Guarantee has been qualified under the Trust Indenture Act and has been duly authorized by the Company and, upon execution and delivery thereof by the Company (and assuming due authorization, execution and delivery by the Guarantee Trustee), will, as of the Closing Date, be a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                            (k)  The Trust Agreement has been qualified
              under the Trust Indenture Act and has been duly authorized by the Company and, upon execution and delivery thereof by the Company (and assuming due authorization, execution and delivery thereof by each party thereto other than the Company), will, as of the Closing Date, be a valid and binding agreement of the Company, the Issuer Trustees and the Administrators, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and except as rights to indemnification may be limited under applicable law.

                            (l) The Offered Preferred Securities have been duly authorized by the Trust Agreement and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the assets of the Issuer Trust, and the issuance of such Offered Preferred Securities will not be subject to any preemptive or similar rights. Holders of the Offered Preferred Securities will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered to the Company against payment therefor as described in the Prospectus, will be validly issued undivided beneficial interests in the assets of the Issuer Trust, and the issuance of such Common Securities will not be subject to any preemptive rights.

                            (m) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Subordinated Debt Indenture, the Trust Agreement, the Guarantee, the Junior Subordinated Debentures and any Delayed Delivery Contracts, will not contravene any provision of applicable law, the Trust Agreement or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Subordinated Debt Indenture, the Trust Agreement, the Guarantee, the Junior Subordinated Debentures and any Delayed Delivery Contracts, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Offered Securities; provided, however, that no representation is made as to whether the purchase of the Offered Preferred Securities constitutes a "prohibited transaction" under
              Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

                            (n) The execution and delivery by the Issuer Trust of, and the performance by the Issuer Trust of its obligations under, this Agreement will not contravene any provision of applicable law or the Trust Agreement or any agreement or other instrument binding upon the Issuer Trust, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer Trust, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Issuer Trust of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities; provided, however, that no representation is made as to whether the purchase of the Offered Preferred Securities constitutes a "prohibited transaction" under 406 of the Employment Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

                            (o)  There has not occurred any material
              adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Issuer Trust or the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto effected subsequent to the date of the Underwriting Agreement).

                            (p) The Issuer Trust is not, and after giving effect to the offering and sale of the Offered Preferred Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined under the Investment Company Act of 1940, as amended.

                            (q)  There are no legal or governmental
              proceedings pending or threatened to which the Issuer Trust or the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Issuer Trust or the Company or any of its consolidated subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

                            (r) Each of the Issuer Trust and the Company and its consolidated subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

                            (s)  The Company has complied with all
              provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

               2. Delayed Delivery Contracts. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

               If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; and such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

               3. Public Offering. The Issuer Trust and the Company are advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters'
Securities are set forth in the Prospectus.

               4. Purchase and Delivery. Except as otherwise provided in this Section 4, payment for the Underwriters' Securities shall be made to the Issuer Trust or the Company, as applicable, in immediately available funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations or amounts, as the case may be, as the Manager shall request in writing not less than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

               5. Conditions to Closing. The several obligations of the Underwriters hereunder are subject to the following conditions:

                        (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date,

                              (i) there shall not have occurred any
                        downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                             (ii) there shall not have occurred any change,
                        or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its consolidated subsidiaries, taken as a whole, or, with respect to an offering of Preferred Securities, the Issuer Trust, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto effected subsequent to the execution and delivery of the Underwriting Agreement), that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus; and

                            (iii) the Manager shall have received on the
                        Closing Date a certificate, dated the Closing Date and signed by the Chairman of the Board, the President, the Chief Financial Officer, the Chief Strategic and Administrative Officer, the Chief Legal Officer, the Treasurer, any Assistant Treasurer of the Company, or any other person authorized by the Board of Directors of the Company to execute any such written statement (an "Executive Officer"), and, in the case of an offering of Preferred Securities, a certificate, dated the Closing Date and signed by an Administrator of the Issuer Trust,

                                    (A) to the effect set forth in clause
                              (i) above (in the case of the certificate signed by an executive officer of the Company); and

                                    (B) to the effect that the
                              representations and warranties of the Company and, in the case of an offering of Preferred Securities, the Issuer Trust contained in this Agreement are true and correct as of the Closing Date and that each of the Company and the Issuer Trust, as applicable, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

The Executive Officer or Administrator signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                        (b) The Manager shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Company, dated the Closing Date, to the effect that:

                             (i) the Company has been duly incorporated and
                         is validly existing as a corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and conduct its business as described in the Prospectus;

                                 (ii) this Agreement has been duly authorized,
                         executed and delivered by the Company;

                                (iii) the Subordinated Debt Indenture has been
                         duly qualified under the Trust Indenture Act and (assuming the due execution and delivery thereof by the Trustee) is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (A) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (B) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                                 (iv) the Junior Subordinated Debentures have
                         been duly authorized and, when executed and authenticated in accordance with the provisions of the relevant Subordinated Debt Indenture, and delivered to and paid for as described in the Prospectus will be entitled to the benefits of the Subordinated Debt Indenture, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms except as the enforceability thereof (A) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (B) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                                  (v) the Guarantee has been duly authorized,
                         executed and delivered by the Company and is a valid and binding obligation of the Company enforeceable in accordance with its terms except as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                                 (vi) the Delayed Delivery Contracts, if any,
                         have been duly authorized, executed and delivered by the Company and (assuming the due execution and delivery thereof by the institutional investors party thereto) are valid and binding agreements of the Company enforceable in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                                (vii) the execution and delivery by the Issuer
                         Trust of, and the performance of its obligations under, the Underwriting Agreement and the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the
                         Subordinated Debt Indenture, the Trust Agreement, the Guarantee and any Delayed Delivery Contracts will not contravene any provisions of applicable law or the certificate of incorporation or by-laws of the Company or the Trust Agreement and will not contravene any provision of applicable law of the United States (except with respect to laws relating specifically to the cable communications industry, as to which such counsel is not called upon to express any opinion) or New York; and no consent, approval or authorization or order of or qualification with any governmental body or agency of the United States (except any consents, approvals, authorizations, orders, registrations or qualifications relating specifically to the cable communications industry, as to which such counsel is not called upon to express any opinion) is required for the performance by the Issuer
                         Trust or the Company of its obligations under the Underwriting Agreement, the Subordinated Debt Indenture, the Trust Agreement, the Guarantee and any Delayed Delivery Contracts, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Offered Securities;

                               (viii) the Issuer Trust is not and, after
                         giving effect to the offering and sale of the Offered Preferred Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                                 (ix) such counsel is of the opinion
                         ascribed to it under the caption "Certain Federal Income Tax Consequences" in the Prospectus Supplement;

                                  (x) the statements (1) in the Prospectus
                         under the captions "Description of the Senior Debt Securities and Subordinated Debt Securities", "Description of the Guaranteed Trust Preferred Securities", "Description of the Guaranteed Trust Preferred Securities Guarantees" and "Plan of Distribution", (2) in the Registration Statement under Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                                 (xi) such counsel (1) is of the opinion
                         that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except as to financial statements and schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) has no reason to believe that any part of the Registration Statement (except as to financial statements and schedules included therein, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes Forms T-1), on the date such part became effective contained, and the Registration Statement (except as to financial statements and schedules included therein, as to which such counsel need not express any belief, and except for the part of the Registration Statement that constitutes Forms T-1) as of the date such opinion is delivered contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) is of the opinion that the Registration Statement and Prospectus (except as to financial statements and schedules included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (4) has no reason to believe that the Prospectus (except as to financial statements and schedules included therein as to which such counsel need not express any belief) as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                       (c) The Manager shall have received on the Closing Date an opinion of Arthur R. Block, Esquire, Senior Deputy General Counsel of the Company (or Thomas R. Nathan, Esquire, Deputy General Counsel of the Company), dated the Closing Date, to the effect that:

                           (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification (except where the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries, taken as a whole) (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officer of the Company; provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                          (ii)  Each subsidiary listed on Schedule II
                    hereto, which subsidiaries constitute all of the material subsidiaries of the Company ( the "Material Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and all of the issued shares of capital stock of each such Material Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of maters of fact upon certificates of officer of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                         (iii) To the best of such counsel's knowledge and other than as set forth or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or the Issuer Trust is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries or the Issuer Trust, would, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole or the Issuer Trust; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                          (iv) The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have material adverse effect on the Company and its subsidiaries, taken as a whole (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions, abstracts, reports, policies and certificates);

                           (v)  Neither the Company nor any of its
                    subsidiaries is (x) in violation of its certificate of incorporation or by-laws or (y) in default in the performance or observance of any obligation, covenant or condition contained in any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, except to the extent that such default would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                          (vi) Subject to such qualification as may be set forth in the Prospectus, the Company and its subsidiaries have, and are in compliance with, such franchises, and to the best knowledge of such counsel after reasonable investigation, such licenses and authorizations, as are necessary to own their cable communications properties and to conduct their cable communications business in the manner described in the Prospectus, except where the failure to have, or comply with, such franchises, licenses and authorizations would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and such franchises, licenses and authorizations contain no materially burdensome restrictions not adequately described in the Prospectus, which restrictions would have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                         (vii) The execution and delivery by the Issuer Trust of, and the performance of its obligations under, the Underwriting Agreement and the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Subordinated Debt Indenture, the Trust Agreement, the Guarantee and any Delayed Delivery Contracts will not conflict with result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or other instrument binding upon the Company or any of its subsidiaries or the Issuer Trust that is material to the Company and its subsidiaries, taken as a whole, or the Issuer Trust known to such counsel or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary (other than laws relating specifically to the cable communications industry, as to which such counsel is not called upon to express any opinion), or the Issuer Trust except to the extent that such conflict, breach, violation or default would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole or the Issuer Trust; and

                        (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the performance by the Issuer Trust of its obligations under the Underwriting Agreement or by the Company of its obligations under this Agreement, the Subordinated Debt Indenture, the Trust Agreement, the Guarantee and any Delayed Delivery Contracts, except such consents, approvals, authorizations, registrations or qualifications (x) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters or (y) relate specifically to the cable communications industry, as to which such counsel is not called upon to express any opinion;

                          (ix) Such counsel (1) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except as to financial statements and schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) has no reason to believe that any part of the Registration Statement (except as to financial statements and schedules included therein, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes Forms T-
                    1), on the date such part became effective contained, and the Registration Statement (except as to financial statements and schedules included therein, as to which such counsel need not express any belief, and except for the part of the Registration Statement that constitutes Forms T-1) as of the date of the Underwriting Agreement contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) is of the opinion that the Registration Statement and Prospectus (except as to financial statements and schedules included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and
                    (4) has no reason to believe that the Prospectus (except as to financial statements and schedules included therein as to which such counsel need not express any belief) as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (d) The Manager shall have received on the Closing Date an opinion of Dow, Lohnes & Albertson, PLLC special communications counsel for the Company, dated the Closing Date, to the effect that:

                           (i) No approval of the Federal Communications Commission is required for the issuance and sale of the Offered Securities;

                          (ii)  The statements under the caption
                    "Legislation and Regulation" in the most recent annual report on Form 10-K, as supplemented by any reports on Form 10-Q or 8-K filed subsequent to such annual report on Form 10-K, incorporated by reference in the Prospectus, insofar as they are, or refer to, statements of federal communications law or legal conclusions with respect to federal communications law, have been reviewed by such counsel and, taken together, present the information required to make such statements of federal law or legal conclusions, in light of the circumstances in which they were made, accurate in all respects material to the business of the Company as described in the Prospectus; and

                        (iii) The execution and delivery by the Issuer Trust of the Underwriting Agreement or by the Company of its obligations under the Underwriting Agreement, the Subordinated Debt Indenture, the Trust Agreement, the Guarantee and any Delayed Delivery Contracts, and the fulfillment of the terms set forth therein do not violate any statute, regulation or other law of the United States relating specifically to the cable communications industry or, to such counsel's knowledge, any order, judgment or decree of any court or governmental body of the United States relating specifically to the cable communications industry and applicable to the Company or any of its subsidiaries, which violation would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                        [(e)  The Manager shall have received on the
               Closing Date an opinion of [________], special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (iv), (v), (vi), (vii),
               (viii), (xii) (but only as to statements in the Prospectus under "Description of the Senior Debt Securities and Subordinated Debt Securities," "Description of the Guaranteed Trust Preferred Securities," "Description of Units," "Description of the Guaranteed Trust Preferred Securities Guarantees" and "Plan of Distribution"), and
               (xiv)  (2), (3) and (4) of paragraph (b) above.]

               [With respect to subparagraph (ix) of paragraph (c) above, Arthur R. Block, Esquire (or Thomas R. Nathan, Esquire) may state that his opinion and belief are based upon his participation, or the participation of someone under his supervision, in the preparation of the Registration Statement and Prospectus and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to subparagraph (x)
of paragraph (b) above, Davis Polk & Wardwell and [           ] may state that
their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.]

                   (f) The Manager shall have received on the Closing Date an opinion dated the Closing Date of Richards, Layton & Finger, P.A., special Delaware counsel for the Issuer Trust or the Company, or of other counsel satisfactory to the Manager, to the effect that:

                         (i) the Issuer Trust has been duly created and is
                    validly existing in good standing as a business trust under the Delaware Business Trust Act and under the Trust Agreement and the Delaware Business Trust Act has the trust power and authority to conduct its business, all as described in the Registration Statement and Prospectus;

                        (ii) assuming due authorization, execution and
                    delivery of the Trust Agreement by the Company, the Administrators and the Issuer Trustees, the Trust Agreement is a legal, valid and binding agreement of the Company, the Administrators and the Issuer Trustees and is enforceable against the Company, the Administrators and the Issuer Trustees, in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer, and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                       (iii) under the Trust Agreement and the Delaware
                    Business Trust Act, the execution and delivery of the Underwriting Agreement by the Issuer Trust, and the performance by the Issuer Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Issuer Trust;

                        (iv) the Preferred Securities have been duly
                    authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, will be fully paid and nonassessable undivided beneficial interests in the assets of the Issuer Trust; the holders of Preferred Securities, as beneficial owners of the Issuer Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                          (v) the Common Securities have been duly
                    authorized by the Trust Agreement and are duly and validly issued undivided beneficial interests in the assets of the Trust;

                         (vi) under the Trust Agreement and the Delaware
                    Business Trust Act, the issuance of the Trust
                    Securities is not subject to preemptive rights;

                        (vii) the statements in the Basic Prospectus under
                    the caption "Trust Subsidiaries" and "Description of the Guaranteed Trust Preferred Securities" insofar as such statements constitute statements of Delaware law, are fairly presented;

                       (viii) the issuance and the sale of the Trust
                    Securities by the Issuer Trust, the execution, delivery and performance by the Issuer Trust of the Underwriting Agreement, the consummation by the Issuer Trust of the transactions contemplated by the Underwriting Agreement and compliance by the Issuer Trust with its obligations under the Underwriting Agreement do not violate (A) the Certificate or the Trust Agreement, or (B) any applicable Delaware law or Delaware administrative regulation;

                         (ix) after due inquiry, limited to, and solely to
                    the extent disclosed on [a date immediately prior to] the Closing Date, the court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States Federal District Court sitting in the State of Delaware, we do not know of any legal or governmental proceeding pending against the Issuer Trust;

                          (x) no authorization, approval, consent or order
                    of any Delaware court or any Delaware governmental authority or Delaware agency is required to be obtained by the Issuer Trust solely in connection with the issuance and sale of the Trust Securities; and

                        (xi) the Capital Security Holders (other than those
                    Capital Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Issuer Trust, and the Issuer Trust will not be liable for any income tax imposed by the State of Delaware.

               In rendering such opinion, such counsel may note that Holders of Trust Securities may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and security in connection with and pay taxes or other governmental charges arising from transfers of certificates for Trust Securities and the issuance of replacement certificates for Trust Securities,
(ii) provide security and indemnity in connection with requests of or directions to the Institutional Trustee to exercise its rights and remedies under the Trust Agreement and (iii) undertake as a party litigant to pay costs in any suit for the enforcement of any right or remedy under the Trust Agreement or against the Institutional Trustee, to the extent provided in the Trust Agreement.

                   (g) The Manager shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from the Company's independent auditors, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

               6. Covenants of the Company and the Issuer Trust. In further consideration of the agreements of the Underwriters contained herein, each of the Company and the Issuer Trust covenants as follows:

                   (a) To furnish the Manager, without charge, a conformed copy of the Registration Statement (including exhibits and all amendments thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

                   (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

                   (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company and the Issuer Trust) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus, satisfactory in all respects to the Manager, so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law and to cause such amendments or supplements to be filed promptly with the Commission.

                   (d) To endeavor to qualify the Offered Securities, the Preferred Securities and the Guarantees for offer and sale under the securities or blue sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualifications for as long as the Manager shall reasonably request.

                   (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of the Underwriting Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

                   (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or any securities with characteristics similar to those of the Preferred Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

                   (g) Whether or not any sale of Offered Securities is consummated, to pay all expenses incident to the performance of the Company's and the Issuer Trust's obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Offered Securities, (iii) the fees and disbursements of the Company's counsel and accountants, of the Issuer Trust's counsel and of the Trustees and their counsel, (iv) the qualification of the Offered Securities and, in the case of an offering of Preferred Securities, the Preferred Securities and the Guarantees under securities or blue sky laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky or Legal Investment Memoranda, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky or Legal Investment Memoranda, (vii) any fees charged by rating agencies for the rating of the Offered Securities, (viii) any expenses incurred by the Company or the Issuer Trust in connection with a "road show" presentation to potential investors, (ix) all document production charges of counsel to the Underwriters (but not including their fees for professional services in connection with the preparation of this Agreement) and (x) any filing fees in connection with any review of the offering of the Offered Securities by the National Association of Securities Dealers, Inc.

               7. Indemnification and Contribution. The Company, or in the case of an offering of Preferred Securities, each of the Company and the Issuer Trust jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or allegedly untrue statement or omission based upon information relating to any Underwriter furnished to the Company and the Issuer Trust in writing by such Underwriter through the Manager expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company or the Issuer Trust shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

               Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Issuer Trust, the Issuer Trustees, the Administrators, the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Issuer Trust or Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Issuer Trust to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company or the Issuer Trust by such Underwriter in writing through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

               In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company and the Issuer Trust, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               To the extent the indemnification provided for in the first or second paragraph in this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Issuer Trust on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Issuer Trust on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Issuer Trust on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the Issuer Trust and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company and the Issuer Trust on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Issuer Trust or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company, the Issuer Trust and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective amounts of Offered Securities purchased by each of such Underwriters and not joint. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               8. Termination. This Agreement shall be subject to termination by notice given by the Manager to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company or, in the case of an offering of Preferred Securities, the Issuer Trust shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses
(a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

               9. Defaulting Underwriters. If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Preferred Securities set forth opposite their respective names herein bears to the aggregate number of Firm Preferred Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as we may specify, to purchase the Offered Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Offered Preferred Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Offered Preferred Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Preferred Securities and the aggregate number of Firm Preferred Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Preferred Securities to be purchased, and arrangements satisfactory to us and the Company for the purchase of such Firm Preferred Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either we or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Preferred Securities and the aggregate number of Additional Preferred Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Preferred Securities to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Preferred Securities or (ii) purchase not less than the number of Additional Preferred Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

               If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Issuer Trust to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Issuer Trust shall be unable to perform its obligations under this Agreement, the Company and the Issuer jointly and severally agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Offered Securities.

               10. Representations and Indemnities to Survive. The respective indemnity and contribution agreements and the representations, warranties and other statements of the Issuer Trust, the Administrators, the Company, its officers and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company or on behalf of the Issuer Trust, the Issuer Trustee, the Administrators, or any person controlling the Issuer Trust and (iii) acceptance of and payment for any of the Offered Securities.

               11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, Administrators and Issuer Trustees and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

               12. Counterparts. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

               14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.



                                                                   SCHEDULE I

                          DELAYED DELIVERY CONTRACT

                                                               ________, 19__

Dear Sirs:

               The undersigned hereby agrees to purchase from Comcast Cable Communications, Inc., a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the "Securities"), offered by the Company's
Prospectus dated        , 19__ and Prospectus Supplement dated       , 19__,
receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

               The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule
A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".

               Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made in immediately available funds at
the office of                                            , New York, N.Y., at
10:00 A.M. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

               The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

               Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

               This agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

               If this agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

               This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                                Yours very truly,


                                                (Purchaser)


                                                By:___________________________
                                                   Name:
                                                   Title:
                                                   Address:


Accepted:

COMCAST CABLE COMMUNICATIONS, INC.


By:________________________________
   Name:
   Title:


                PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING


               The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)



                                  Telephone No.
                                 (including area
            Name                      code)                Department

     ------------------         -----------------         ------------

     ------------------         -----------------         ------------

     ------------------         -----------------         ------------

     ------------------         -----------------         ------------


                                                                    SCHEDULE A


Securities:



Principal amounts or Numbers to be Purchased:



Purchase Price:



Delivery Dates:



                                                                   SCHEDULE II


Comcast Holdings, Inc. (DE)
Comcast MHCP Holdings, L.L.C. (DE)
Comcast SCH Holdings, Inc. (CO)
Comcast Storer, Inc. (DE)
Storer Communications, Inc. (DE)